         ==============================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 15, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Pennsylvania                         0-15864                       95-4091769
---------------                     -----------                   --------------
(State or other                     (Commission                    (IRS Employer
jurisdiction of                      File No.)                    Identification
incorporation)                                                          No.)



         455 South Gulph Road  King of Prussia, PA             19406
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 679-2200
               ---------------------------------------------------



                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)
         ==============================================================


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ITEM 5.

The consent of the Company's independent public auditors filed with the Company's Form 10-K for the year ended December 31, 2000 inadvertently omitted references to Registration Statements on Form S-3 Nos. 333-34412 and 333-38578. A consent referencing these Registration Statements is being filed as Exhibit
23.1 to this filing.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.
--------

23.1              Consent of Ernst & Young LLP















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SEDONA CORPORATION




Dated: June 15, 2001                          By: /s/ William K. Williams
       -------------                          --------------------------
                                              William K. Williams
                                              Vice President and Chief Financial
                                              and Accounting Officer
















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